AMG Funds Family of Funds Affiliated Transactions (Rule 10f-3)
For the period January 1, 2017 - March 31, 2017

Subadvisor: J.P. Morgan Investment Management Inc.

INFORMATION DISPLAYED IN THE FOLLOWING ORDER:

FUND
DATE OF PURCHASE/DATE OFFERING COMMENCED
ISSUER
CUSIP
BONDS
PURCHASE PRICE/OFFERING PRICE
SPREAD
COST
UNDERWRITER FROM WHOM PURCHASED
TOTAL SHARES/UNITS/ BONDS OFFERED
AGGREGATE PRINCIPAL AMOUNT OF OFFERING
TOTAL BONDS PURCHASED BY INVESTMENT MANAGEMENT
AGGREGATE PRINCIPAL AMOUNT OF PURCHASE BY ALL INVESTMENT COMPANIES
    ADVISED BY THE ADVISOR
% OF OFFERING






AMG Managers High Yield Fund
01/12/17
MEG Energy Corp (MEGCN 6.50% January 15, 2025 144A)
552704AD0
15,000
$100.00
1.00%
$15,000
Barclays Capital Inc
750,000,000
$750,000,000
31,756,000
$31,756,000
4.23%





AMG Managers High Yield Fund

01/12/17
Zayo Group LLC and Zayo Capital Inc. (ZAYOGR 5.75% January 15,
2027 144a)

989194AP0
10,000
$100.00
1.00%
$10,000
Wells Fargo Advisors
800,000,000
$800,000,000
16,138,000
$16,138,000
2.02%












AMG Managers High Yield Fund
01/27/17
WildHorse Resource Development Corporation (WRD 6.875%
February 1, 2025 144A)
96812TAA0
20,000
$99.24
2.00%
$19,849
Wells Fargo Advisors
350,000,000
$347,354,000
17,740,000
$17,605,886
5.07%












AMG Managers High Yield Fund

02/01/17
Scientifc Games International, Inc. (SGMS 7.00% January 1, 2022 144A)
80874YAV2
55,000
$106.00
1.50%
$58,300
BofA Merrill Lynch
1,150,000,000
$1,219,000,000
48,715,000
$51,637,900
4.24%












AMG Managers High Yield Fund

02/02/17
American Greetings Corp (AM 7.875% February 15, 2025 144A)
026375AQ8
5,000
$99.27
1.50%
$4,964
BofA Merrill Lynch
400,000,000
$397,088,000
15,616,000
$15,502,316
3.90%











AMG Managers High Yield Fund
02/06/17
Post Holdings Inc. (POST 5.50% March 1, 2025 144A)
737446AL8
25,000
$100.00
1.00%
$25,000
Barclays Capital Inc.
1,000,000,000
$1,000,000,000
44,612,000
$44,612,000
4.46%












AMG Managers High Yield Fund

02/09/17
Block Communications Inc (BLOCKC 6.875% February 15,2025 144A)
093645AH2
5,000
$100.00
1.71%
$5,000
BofA Merrill Lynch
500,000,000
$500,000,000
4,095,000
$4,095,000
0.82%











AMG Managers High Yield Fund
02/09/17
Halcon Resources Corp (HKUS 6.75% February 15, 2025 144A)
40537QAN0
40,000
$100.00
1.75%
$40,000
BofA Merrill Lynch
850,000,000
$850,000,000
39,545,000
$39,545,000
4.65%











AMG Managers High Yield Fund
02/09/17
Hill-Rom Holdings Inc (HRC 5.00% February 15, 2025 144A)
431475AB8
10,000
$100.00
1.25%
$10,000
BofA Merrill Lynch
300,000,000
$300,000,000
6,500,000
$6,500,000
2.17%












AMG Managers High Yield Fund

03/07/17
Hilton Worldwide Finance LLC (HLT 4.625% April 1, 2025 144A)
432891AG4
20,000
$100.00
1.25%
$20,000
Goldman Sachs and Company New York
900,000,000
$900,000,000
32,947,000
$6,589,400,000
3.66%












AMG Managers High Yield Fund

03/07/17
Hilton Worldwide Finance LLC (HLT 4.875% April 1, 2027 144A)
432891AJ8
10,000
$100.00
1.25%
$10,000
Goldman Sachs and Company New York
600,000,000
$600,000,000
16,491,000
$1,649,100,000
2.75%












AMG Managers High Yield Fund

03/09/17
American Axle & Manufacturing Inc. (AXL 6.25% April 1, 2025 144A)
02406PAP5
15,000
$100.00
1.50%
$15,000
Barclays Capital Inc.
700,000,000
$700,000,000
25,091,000
$3,763,650,000
3.58%












AMG Managers High Yield Fund

03/09/17
American Axle & Manufacturing Inc. (AXL 6.50% April 1, 2027 144A)
02406PAS9
15,000
$100.00
1.50%
$15,000
Barclays Capital Inc.
500,000,000
$500,000,000
36,885,000
$5,532,750,000
7.38%












AMG Managers High Yield Fund

03/09/17
CCO Holdings LLC and CCO Holdings Capital Corp (CHTR
5.125% May 1, 2027 144A)

1248EPBT9
15,000
$99.00
0.87%
$14,850
Deutsche Bank Securities
1,000,000,000
$990,000,000
17,575,000
$2,636,250,000
1.76%












AMG Managers High Yield Fund

03/09/17
Valeant Pharmaceuticals Inc (VRXCN 6.50% March 15, 2022 144A)
91911KAJ1
15,000
$100.00
1.13%
$15,000
Barclays Capital Inc.
1,250,000,000
$1,250,000,000
27,653,000
$4,147,950,000
2.21%












AMG Managers High Yield Fund

03/09/17
Valeant Pharmaceuticals Inc (VRXCN 7.00% March 15, 2024 144A)
91911KAK8
40,000
$100.00
1.13%
$40,000
Barclays Capital Inc.
2,000,000,000
$2,000,000,000
76,643,000
$30,657,200,000
3.83%











AMG Managers High Yield Fund
03/16/17
Gartner Inc (IT 5.125% April 1,
2025 144A)
366651AB3
20,000
$100.00
1.50%
$20,000
Goldman Sachs and Company New York
800,000,000
$800,000,000
35,410,000
$7,082,000,000
4.43%











AMG Managers High Yield Fund
03/31/17
Videotran Ltd (QBRCN 5.125% April 15, 2027 144A)
92660FAK0
20,000
$100.00
0.96%
$20,000
BofA Merrill Lynch
600,000,000
$600,000,000
25,689,000
$5,137,800,000
4.28%